Exhibit 10.24
                        OPTION AGREEMENT


     This Option Agreement (this "Agreement") is made as of this 31st day of May 2001, by and between INFINITY INVESTORS LIMITED, a corporation organized and existing under the laws of Nevis, West Indies ("Infinity") and EDGE TECHNOLOGY GROUP, INC.
(formerly known as Visual Edge Systems Inc.), a Delaware corporation (the "Company").

     WHEREAS, Infinity is the holder of a certain Secured Note (the "Note") in the current principal amount of $9,995,456 (the "Current Principal Amount") due November 30, 2002 (the "Maturity Date") issued by Aura Systems, Inc., a Delaware corporation ("Aura"), in the original principal amount of $10,441,928 on February 22, 2000, the payment of which is secured by the collateral security described in that certain Security Agreement and Stock Pledge Agreement each dated February 22, 2000 and each by and among Aura and various other parties in favor of Infinity and various other parties (the Security Agreement, Stock Pledge Agreement and all other documents, certificates and instruments executed and delivered in connection with any of the foregoing, to be collectively referred to as the "Security Documents"); and

     WHEREAS, in exchange for Infinity's agreement to (i) pay to the Company $200,000 contemporaneous herewith, (ii) pay to the Company $200,000 on each of August 5, 2001, November 5, 2001, February 5, 2002 and May 5, 2002 (each a "Payment Date") (such amounts representing approximately the quarterly interest receivable by Infinity on the Note) and (iii) contemporaneous with any exercise of the Option (as hereafter defined), (x) transfer and assign to the Company all of Infinity's right, title and interest in the Note and Security Documents and (y) pay to the Company any cash payments of the Current Principal Amount of the Note received by Infinity after the date hereof and prior to the time of exercise of the Option ("Principal Prepayments") (collectively, the "Option Consideration"), the Company has agreed to grant Infinity an option to purchase 3,333,333 shares of common stock ("Common Stock") of the Company pursuant to the terms set forth herein.

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

     1.   Grant of Option.  In exchange for the Option
Consideration, the Company hereby grants to Infinity an option
(the "Option") to purchase from the Company 3,333,333 shares of Common Stock (the "Option Shares") on the terms described herein.

     2.   Term and Exercise.

          (a) This Option may be exercised by Infinity for all of the Option Shares on May 31, 2002, but not otherwise (the
"Exercise Date").

          (b) Infinity may exercise this Option (which shall be effective as of the Exercise Date) by delivering to the Company a Notice of Exercise in the form attached hereto as Exhibit A

(the "Notice of Exercise") on or immediately prior to the Exercise Date and by transferring to the Company (I) all of its right, title and interest in, to and under the Note and Security Documents pursuant to the Assignment and Note Purchase Agreement in the form attached hereto as Exhibit B (the "Assignment Agreement") and (II) the amount of any Principal Prepayments previously received by Infinity.

          (c) Infinity and the Company shall each utilize all commercially reasonable efforts to consummate as promptly as practicable (and in all events within five (5) days of the Exercise Date), the closing of the transfer of the Note and Security Documents in exchange for the Option Shares upon exercise of the Option. In furtherance thereof, Infinity and the Company each covenant and agree to execute all commercially reasonable documents necessary to cause such transfers, including, without limitation, each party's execution of the Assignment Agreement.

          (d) This Agreement and the Option granted hereby shall terminate on the earlier to occur of (i) the failure of Infinity to make a payment of $200,000 to the Company on each Payment Date (which failure is not cured within ten (10) days of the delivery of written notice thereof by the Company to Infinity), (ii) Infinity, by its voluntary actions, materially and adversely alters the payment terms of the Note (such as Infinity accepting prepayments of principal prior to the Maturity Date or Infinity voluntarily agreeing to materially extend the Maturity Date) or
(iii) an event of default under the Note or Security Documents has occurred and Infinity has exercised its remedies thereunder and has either converted the Note to common stock of Aura or has exercised its remedies and foreclosed on the collateral granted pursuant to the Security Documents. Upon any such termination,
(x) the Company shall be entitled to retain any portion of the Option Consideration previously paid to the Company as its sole recourse for such termination and (y) Infinity shall have no further liability whatsoever to the Company for any failure to pay to the Company any portion of the Option Consideration.

     3. Stock Splits and Reorganizations. The provisions of this Agreement relating to the number of Option Shares shall be appropriately adjusted for any stock split, corporate reorganization or similar transaction of the Company which may occur after the date hereof. By way of example, if the Company consummates a 1 for 2 reverse stock split after the date hereof, the number of Option Shares shall be decreased from 3,333,333 to 1,666,667.

     4. Non-Transferability. Without the prior written consent of the Company, which consent may be withheld by the Company in its sole discretion, this Agreement and the Option granted hereby may not be assigned, pledged, hypothecated, sold or otherwise transferred or encumbered by Infinity; provided, however, Infinity may assign the Option to any affiliate or to any of its shareholders without the Company's prior consent. An attempted assignment of the Agreement or the Option in contravention of this Agreement shall be null and void and of no force or effect.

     5. Entire Agreement. The provisions herein constitute the entire agreement among the Company and Infinity and supersede all previous expectations, understandings, communications, representations and agreements whether verbal or written among the parties with respect to the subject matter hereof.

     6. Notice. Unless otherwise specified herein, any notice required to be given hereunder by any party shall be deemed to have been well and sufficiently given if mailed by prepaid registered mail, faxed to, or delivered at, the address of the other party hereinafter set forth:

If to the Company:  Edge Technology Group, Inc.
                    901 Yamato Road, Suite 175
                    Boca Raton, Florida 33431
                    Attention:  Graham C. Beachum II

If to Infinity:     Infinity Investors Limited
                    Hunkins Waterford Plaza
                    Main Street
                    P.O. Box 556
                    Charlestown, Nevis, West Indies
                    Attention:  Gwen McLaughlin

or at such other address as the other party may from time to time direct in writing, and any such notice shall be deemed to have been received: (a) if by regular mail, on the seventh business day after the time of mailing; (b) if couriered by a recognized domestic overnight courier with next day delivery requested, the next business day after the time of receipt of pick up by such courier; (c) if faxed, upon the date of such fax, subject to receipt of transmission confirmation; and (d) if delivered in person, upon the date of delivery.

     7. Binding Effect. This Agreement shall inure to the benefit of and be binding upon the each of the parties and their respective heirs, executors, administrators, successors and permitted assigns, as the case may be.

     8. Governing Law. This Agreement shall in all respects be governed by and be construed in accordance with the laws of the State of Delaware without regard to conflicts of laws principles and the parties hereto submit to the exclusive jurisdiction of the Courts of Delaware.

     9. Severability. If any one or more of the provisions contained in this Agreement shall be invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

     10. Number and Gender. Wherever the singular or the masculine is used herein the same shall be deemed to include the plural or the feminine or the body politic or corporate where the context or the parties so require.

     11. Headings. The headings of the parts of this Agreement are inserted for convenience only and shall not affect the construction hereof.

     12. Counterparts. This Agreement may be signed in one or more counterparts, each of which when executed and delivered will be considered an original and all of which together will constitute one and the same agreement.

                    (signature page follows)

     IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as of the date above written.


                         EDGE TECHNOLOGY GROUP, INC.


                         By:  /s/  James A. Loughran
                              ----------------------
                         Name:     James A. Loughran
                         Title:    Director


                         INFINITY INVESTORS LIMITED


                         By:  /s/  Graham C. Beachum II
                              -------------------------
                         Name:  Graham C. Beachum II
                         Title: President and Chief Executive
                                Officer

                            EXHIBIT A
                            ---------

                       NOTICE OF EXERCISE


Gentlemen:

     The undersigned hereby exercises its option for 3,333,333 shares of Common Stock of Edge Technology Group, Inc. (formerly known as Visual Edge Systems Inc.), pursuant to and in accordance with the terms and conditions of the Option Agreement dated as of May 31, 2001, and hereby sells and assigns all of its right, title and interest in the Note and Security Documents pursuant to the Assignment and Note Purchase Agreement dated of even date herewith, and requests that a certificate for such shares be issued in the name of the undersigned and delivered to the undersigned.


                              INFINITY INVESTORS LIMITED


                              By:
                                   ------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

Dated: May 31, 2002

                            EXHIBIT B
                            ---------

             ASSIGNMENT AND NOTE PURCHASE AGREEMENT


     THIS ASSIGNMENT AND NOTE PURCHASE AGREEMENT (this
"Agreement") dated May 31, 2002 among INFINITY INVESTORS LIMITED, a corporation organized and existing under the laws of Nevis, West Indies ("Assignor") and EDGE TECHNOLOGY GROUP, INC., a
Delaware corporation (the "Assignee").

                      W I T N E S S E T H:
                      -------------------

     WHEREAS, Assignor is the holder of a Secured Note due November 30, 2002 (the "Note") issued by Aura Systems, Inc., a Delaware corporation (the "Company") the payment of which is secured by the collateral security described in that certain Security Agreement and Stock Pledge Agreement listed on Schedule A attached hereto (the "Security Documents"); and

     WHEREAS, pursuant to the terms of that certain Option Agreement dated May 31, 2001 by and between Assignor and Assignee (the "Option Agreement"), Assignor has agreed to sell and assign to Assignee, and Assignee has agreed to purchase from Assignor, on the basis provided herein, all of Assignor's right, title and interest in the Note and the Security Documents for the consideration and on the terms and conditions hereinafter set forth.


                      A G R E E M E N T S:
                      -------------------

NOW, THEREFORE, in consideration of the recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Assignor and Assignee agree as follows:

     Assignment and Sale of Notes and Security Documents. Assignor hereby GRANTS, CONVEYS, TRANSFERS and ASSIGNS (the "Assignment") to Assignee, effective May 31, 2002, all of Assignor's right, title and interest in, to and under the Note and the Security Documents, together with all other liens, security interests, financing statements, security agreements, covenants, agreements, assignments, rights, benefits and privileges in any way now or hereafter belonging or accruing to the benefit of Assignor in respect of the Note and the Security Documents and any indebtedness now or hereafter evidenced thereby and any security therefor. The Assignment by Assignor to Assignee is made WITHOUT RECOURSE to Assignee.

     Payment for Assignment. As consideration for the Assignment made herein and any other consideration received by Assignee from Assignor pursuant to the terms of the Option Agreement, Assignee shall issue on the date hereof to Assignor 3,333,333 (subject to adjustment for stock splits, etc.) shares of common stock of Assignee (the "Shares").

     Representations and Warranties of Assignors. Assignor hereby represents and warrants to Assignee that as of the date hereof:

          Assignor is the sole owner and holder of the Note and is a party to or the beneficiary of the Security Documents, all of which are, to Assignor's knowledge, in full force and effect.

          To Assignor's knowledge, none of the provisions of the Note or any of the Security Documents have been amended, modified, extended, waived, released or renewed.

          Assignor has not previously sold, transferred or assigned any of its right, title or interest in the Note or Security Documents to any other person or entity.

          The unpaid principal balance of the Note as of May 31, 2002 is $9,995,456 and accrued and unpaid interest thereon as of such date is approximately $65,000.

          To the knowledge of Assignor, the Company has no defenses to, or rights of offset against its obligations under, the Notes or the Security Documents.

          Assignor has taken all requisite corporate or other action to authorize Assignor to execute and deliver this Agreement and to permit it make the Assignment as contemplated hereby. This Agreement has been duly executed by Assignor and constitutes the valid, binding and enforceable obligation of Assignor, except as may be limited by applicable bankruptcy, insolvency, or other laws of general application relating to the enforcement of creditor's rights. No authorization, approval or consent of, or notice to, any person under the provisions of the organizational documents of Assignor, or under any other relevant agreements, documents or instruments of Assignor, or under applicable law that has not been obtained or given is required to be obtained or given as of the date hereof with respect to the execution and delivery by Assignor of this Agreement, the consummation by Assignor of any transaction contemplated hereby or the performance and discharge by Assignor of its obligations hereunder.

          Assignor is acquiring the Shares for its own account and for investment purposes only; provided, however, nothing contained herein shall limit or prohibit Assignor from making a pro rata distribution of such Shares to its shareholders.

          Assignor is not acquiring the Shares with a view to dividing its participation with others or with a view to or in connection with any offering or distribution in violation of Section 5 of the Securities Act of 1933, as amended (the "Act"), or any other applicable federal or state securities laws; provided, however, nothing contained herein shall limit or prohibit Assignor from making a pro rata distribution of such Shares to its shareholders.

          Assignor has not been induced to acquire the Shares by the use of advertisements or any form of public solicitation by Assignee or its agents or representatives, and Assignor has not and does not intend to pay any commission or other remuneration to any person in connection with its acquisition of the Shares.

          The Shares will be held by Assignor or its shareholders subject to all applicable provisions of the Act, the Rules and Regulations of the Securities and Exchange Commission thereunder, and all applicable state securities laws and rules thereunder.

          Assignor understands that the Shares have not been registered under the Act, or under the securities laws of any state, and that the Shares cannot be sold unless they are subsequently registered under the Act and/or applicable state securities laws or unless exemptions from such registration provisions are available. Assignor understands that the certificates representing the Shares and any and all securities issued in replacement therefor or exchanged therefor shall bear the following legend, or one substantially similar thereto:

          THE SHARES REPRESENTED BY THIS CERTIFICATE
          HAVE NOT BEEN REGISTERED PURSUANT TO THE
          SECURITIES ACT OF 1933, AS AMENDED, OR
          APPLICABLE STATE SECURITIES LAWS, AND MAY NOT
          BE TRANSFERRED UNLESS THEY ARE SO REGISTERED
          OR, IN THE OPINION OF COUNSEL ACCEPTABLE TO
          THIS CORPORATION, SUCH TRANSFER IS EXEMPT
          FROM REGISTRATION.

          Assignor understands that ownership of the Shares involves substantial risk. Assignor acknowledges that Assignor has evaluated such risk and has determined that the Shares are suitable investments. Assignor considers itself sophisticated in financial and business matters and is capable of evaluating the merits and risks of an investment of this type and of protecting its own interests in connection with this transaction.

          Assignor and its shareholders are each "accredited investors" as such term is defined in Rule 501(a) of the Act.

          Assignor understands that Assignee is relying on the accuracy of the representations made herein and, but for the existence of this letter, Assignee would not issue the Shares.

          Assignor has been provided access to business and financial information regarding Assignee and has had the opportunity to attend a meeting with representatives of Assignee for the purpose of asking questions of and receiving answers from the officers and directors of Assignee, concerning Assignee's financial position, valuation, opportunities and/or business and to discuss such information with Assignor's advisors to enable Assignor to make an informed investment decision regarding the acquisition of the Shares.

     Representations and Warranties of Assignee.
     ------------------------------------------

          Assignee represents and warrants to Assignor that Assignee has taken all requisite corporate and other action to authorize Assignee to execute and deliver this Agreement and issue the Shares and to permit it to perform its obligations hereunder and thereunder. This Agreement has been duly executed by an authorized officer of Assignee and constitutes the valid, binding and enforceable obligations of Assignee. No authorization, approval or consent of, or notice to, any person under the provisions of the certificate of incorporation or bylaws, or any amendments thereof, of Assignee, or under any other relevant agreements, documents or instruments of Assignee, or under applicable law that has not been obtained or given by Assignee is required to be obtained or given by Assignee as of the date hereof with respect to the execution and delivery by Assignee of this Agreement, the issuance of the Shares, the consummation by Assignee of any transaction contemplated hereby or thereby or the performance and discharge by Assignee of its obligations hereunder or thereunder.

          Assignee has made its own credit analysis and decision to enter into this Agreement and acquire the Note and the Security Documents and has not relied on any statements or representations whatsoever from Assignor associated with the financial status of the maker of the Note or its collectibility.

          Assignee is acquiring the Note for its own account, for investment and not with a view to distribution.

          Assignee represents and warrants that the Shares, when issued and delivered in accordance with the terms of this Agreement against the Assignment therefor, will be duly and validly issued, fully paid, non-assessable and free and clear of all liens, charges, claims and encumbrances.

     Effect of Assignment. Assignor acknowledges and agrees that upon consummation of the Assignment, the Assignment will vest in and convey to Assignee all claims, rights and causes of action of Assignor known to Assignor and existing on the date hereof against the maker of the Note which arise out of or are in any way related in and to the Note and the Security Documents. Assignee acknowledges and agrees that upon consummation of this Assignment, HW Partners, L.P. shall continue to act as the Agent for the Funds (as such terms are defined in the Note and Security Documents) and shall become the Agent for Assignee for purposes of the Note and Security Documents. Assignee hereby grants to Assignor (and its shareholders if the Shares are distributed to Assignor's shareholders) registration rights associated with the Shares as "Registrable Securities" to the same extent as set forth in that certain Registration Rights Agreement dated
June 13, 1997, as subsequently amended, between Assignee, Assignor and the other parties named therein.

     Further Assurances. Assignor hereby agrees to execute and deliver or cause to be executed and delivered hereafter any and all further instruments or documents as Assignee may reasonably request to evidence and vest in Assignee all interests of Assignor in, to and under the Note, Security Documents, and all collateral and agreements related thereto, including, without limitation, endorsement and delivery of the Note to Assignee, and execution and delivery of a financing statement or financing statements and any related assignment assigning the Security Documents to Assignee, each as of the date of consummation of the Assignment.

     Miscellaneous.

     Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND
     CONSTURED IN ACCORDANCE WITH THE LAWS OF THE STATE OF
     DELWARE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

     Notification of the Company. Assignor hereby covenants and agrees that, upon execution of this Agreement, Assignor shall deliver a copy of this Agreement to the Company.

     Severability. If any provision of this Agreement is held to be illegal, invalid, or unenforceable under present or future laws effective during the term thereof, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance herefrom.

     Counterparts. This Agreement may be executed in a number of identical counterparts, each of which, for all purposes, shall be deemed an original, and all of which shall constitute, collectively, one agreement.

     Entire Agreement; Amendments. This instrument, together with the other agreements, documents and instruments executed in connection therewith, embodies the entire agreement among the parties hereto and supersedes all prior and contemporaneous agreements, representations and understandings, if any, relating to the subject matter hereof (except documents, agreements and instruments delivered or to be delivered in accordance with the express terms hereof). This Agreement may be amended only by a written instrument signed by the parties against whom enforcement is sought.

     Parties Bound. This Agreement shall be binding upon, and shall inure to the benefit of, each party and its respective successors and assigns. Assignee may assign its rights or obligations hereunder to any affiliate; provided, any such assignment shall not relieve Assignee of its obligations hereunder.

                    (Signature page follows)

EXECUTED as of the day and year first written above.
                              Assignor:
                              INFINITY INVESTORS LIMITED


By:
                                   ------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                    -----------------------------

                              Assignee:
                              EDGE TECHNOLOGY GROUP, INC.


                              By:
                                   ------------------------------
                              Name:
                                   ------------------------------
                              Title:
                                     ----------------------------

                           SCHEDULE A

             SCHEDULE OF NOTE AND SECURITY DOCUMENTS

A.   Secured Note payable by Aura Ceramics, Inc. (the "Company")
     -----------------------------------------------------------

-----------------------------------------------------------------
     A.           B.               C.                  D.
                             Original Stated    Unpaid Principal
    Note     Date of Note   Principal Amount   Balance at 5/30/02
-----------------------------------------------------------------
Secured Note    2/22/00      $10,411,928           $9,995,456
-----------------------------------------------------------------

B.   Security Documents
     ------------------

     1.   Security Agreement dated February 22, 2000 by and among
          Aura and various other parties in favor of the Funds and HW Partners, LP, as agent.

     2. Stock Pledge Agreement dated February 22, 2000 by and among Aura in favor of the Funds and HW Partners, LP, as agent.